Q4 & FY2026 Earnings Presentation March 12, 2026

2 Safe Harbor This presentation includes express and implied “forward-looking statements”, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms, and similar expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this presentation include, but are not limited to, statements concerning our estimates of market size and opportunity, our strategic plans or objectives, our growth prospects, projections (including our long-term model), actual or perceived defects, errors or vulnerabilities in our platform; our ability to successfully integrate any acquisitions and strategic investments; risks associated with managing our rapid growth; general global political, economic, and macroeconomic climate, intense competition in the market we compete in, fluctuations in our operating results, our ability to attract new and retain existing customers, or renew and expand our relationships with them; the ability of our platform to effectively interoperate within our customers’ IT infrastructure; disruptions or other business interruptions that affect the availability of our platform including cybersecurity incidents; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and risks of securities class action litigation. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties are described in the “Risk Factors” of our most recent Form 10-K, most recent Form 10-Q, and subsequent filings with the Securities and Exchange Commission. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward- looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except to the extent required by federal securities laws, we undertake no obligation to update these forward- looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and SentinelOne’s own internal estimates and research. While SentinelOne believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of SentinelOne’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

3 Financial Information Use of Non-GAAP Financial Measures In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe non-GAAP measures used in this presentation, such as non-GAAP Gross Margin, non-GAAP Operating Margin, non-GAAP Net Income Margin, and Free Cash Flow Margin, are useful in evaluating our operating performance. We use such non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. In addition, the utility of Free Cash Flow Margin as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. Please see the appendix included at the end of this presentation for a discussion of non- GAAP financial measures and a reconciliation of historical non-GAAP measures to historical GAAP measures. Our Fiscal Year Our fiscal year end is January 31, and our fiscal quarters end on April 30, July 31, October 31 and January 31.

4 Q4 FY26 Results Note: All financial figures are non-GAAP as of Q4 FY26. All metrics are compared to the fourth quarter of fiscal year 2025 unless otherwise noted. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. 22% ARR Growth $1,119M 20% Growth in Customers $1M+ ARR 50%+ Emerging Products % of Annual Bookings 78% Gross Margin 6% Operating Margin 450+ bps Margin Improvement (y/y) Strong Growth and Margin Improvement Record High Q4 Net New ARR Record High ARR per Customer 50%+ of Annual Bookings from Emerging Products Delivered on Top and Bottom-Line Targets While Demonstrating Operating Efficiency 20% Revenue Growth $271M

5 Q4 FY26 Performance Highlights • Product ARR Milestones: $160M+ for Cloud, $130M+ for Data, and $100M+ for Wayfinder Threat Services • 50%+ of annual bookings from Emerging Products (Data, AI, Cloud, and others) Platform Momentum • Prompt Security: doubling ARR Q/Q, winning global enterprise customers • Purple AI: Record 50%+ attach rate on all licenses sold in Q4 AI-Security Leadership • 20% y/y growth of $1M+ ARR customers and 18% y/y growth of $100K+ ARR customers reflecting momentum with enterprises • 96% GRR and 109% NRR of $100K+ ARR customers Customer Success • 6% y/y Net New ARR Growth in Q4; 2% y/y Net New ARR Growth in FY 2026, ending the year with 3 consecutive quarters of positive Net New ARR growth • Achieved full year non-GAAP operating profitability, 600+ bps margin improvement y/y Strong Growth and Margin Improvement Note: All financial figures are non-GAAP as of Q4 FY26. All metrics are compared to the fourth quarter of fiscal year 2025 unless otherwise noted. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

Singularity Platform & Market Opportunity

7 Autonomous Security for the Future AI on Device + Cloud Unified data platform Technology that scales people Machine-built context + response Automations reduce mean time to respond & recovery Tech Assisting People Cloud Based Monitoring People powered; technology assisted Data intensive “haystack” telemetry Reactive responses; Complex recovery People Driving Tech Signatures People powered Lacks scale and coverage Rarely finds advanced attacks Old / Legacy

8 AI-Powered Cybersecurity First to AI/ML Reinvented legacy antivirus (AV) and endpoint security with machine learning (ML). Behavioral AI AI-powered detections, investigations, and response. Industry Leader 24-patents in AI security. Forbes 50 AI company in 2020. Purple AI The first security company to launch a generative-AI Security Analyst assistant. Autonomous Security Unified Defense, Outpace Threats, and Enhance Security Operations. 2013—2020 2020—2025 2025+

9 Complete Attack Surface Protection Data, AI, and Automation Human Expertise Powered by AI & Human Intelligence

10 Powered by Autonomous Security Intelligence

11 Singularity Platform Solution Categories Securing AI & Automation • EPP, EDR, XDR • Remote Ops Forensics • Binary Vault • Device Control • Ransomware Protection/Rollback Endpoint • CWP • CNAPP • CSPM • CIEM • AI-SPM • CDR • CDS Cloud • DSPM • Data Pipeline and Enrichment (via Observo AI) • AI SIEM (next-gen SIEM) • Hyperautomation (next-gen SOAR) • Data and Security Analytics • Data Storage and Retention • Log Management Data • Identity Threat Detection & Response (ITDR) • Identity Posture Management • Identity for Identity Providers Identity • Extended Security Posture Management (xSPM) • Vulnerability Management • Network Discovery Exposure Management • Wayfinder (AI + Human Intelligence) • Risk Analysis and Management • Singularity MDR • Vigilance MDR • WatchTower • Threat Intelligence Threat Services AI and Hyperautomation Covering a Broad Range of Distinct Cybersecurity Capabilities Across Multiple Solution Categories Unified Data Lake Singularity Marketplace Integrations • Gen-AI Security and Compliance (via Prompt Security) • Visibility across Native and Third-Party Data • Natural Language Engagement • Query Recommendations • Hunting Quickstarts & Notebooks • Auto-Investigations • Auto-Triage • Workflow automation

12 Vast, Growing, and Diverse Total Addressable Market At the Intersection of Data, Security and AI $100B+ Total Addressable Market 2025 Market Forecasts* Cloud Security $12B Data Analytics $31B Endpoint Security $17B Generative AI Security $3B $50B+ • Identity Security • Exposure Management • Managed Detection and Response • Data Protection • Threat Intelligence Source: IDC and company estimates. See appendix.

13 Partner Ecosystem Scales Market Presence VARs, DistributorsFederal MSSPs, MSPs Hyperscalers, OEMs Winning Together Cyber Insurers Incident Response Leader in MSSP Ecosystem Extending scale and reach through Hyperscalers and OEM relationships SentinelOne Risk Assurance Initiative FedRAMP High Authorized for Endpoint, AI-SIEM, Purple AI, CNAPP, and Hyperautomation Partnering with a majority of Incident Response providers Expanding Partnerships

Recognized Technology Leadership Industry Accolades & Recognitions

15 Trusted and Industry Proven Gartner®, Magic Quadrant for Endpoint Protection Platforms, Evgeny Mirolyubov, Franz Hinner, Deepak Mishra, July 14, 2025. Gartner®, Peer Insights Voice of the Customer for Extended Detection and Response, By Peer Contributors, 23 May 2025. Gartner®, Peer Insights , Voice of the Customer for Managed Detection and Response, Peer Contributors, 28 November 2024. GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally, and MAGIC QUADRANT and PEER INSIGHTS is a registered trademark of Gartner, Inc. and/or its affiliates and are used herein with permission. All rights reserved. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences, and should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates. Gartner does not endorse any vendor, product or service depicted in this content nor makes any warranties, expressed or implied, with respect to this content, about its accuracy or completeness, including any warranties of merchantability or fitness for a particular purpose. The Gartner content described herein (the “Gartner Content”) represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this Earnings Presentation), and the opinions expressed in the Gartner Content are subject to change without notice. IDC XDR MarketScape — Source: IDC 2025 Leader G2 Grid® for Cloud-Native Application Protection Platform (CNAPP), Highest Rated 4.9 out of 5 FedRAMP High Authorized for Endpoint, AI-SIEM, Purple AI, CNAPP, and Hyperautomation A Leader in Frost Radar A Growth and Innovation Leader in 2025 Frost & Sullivan Radar for Endpoint, MDR and CWPP A Leader in the 2025 Gartner® Magic Quadrant for Endpoint Protection Platforms for 5th consecutive year 95%+ Would Recommend SentinelOne XDR (Based on 144 reviews, 97%, Jan 2025) MDR (Based on 214 reviews, 95%, Sep 2024) A Leader in Unified Agentic Defense Named an Innovator in inaugural Majestic Technoscope from Software Analyst Cyber Research A Leader in the IDC MarketScape Worldwide Extended Detection and Response Software 2025 Vendor Assessment SE Labs AAA Rating in Endpoint Security Protection 100% Detection, Zero False Positives, 100% of attackers stopped

16Produced by IDC Custom Solutions | IDC #US53337725 | Research by Christopher Kissel, Matthew Marden. This IDC material is licensed for external use and in no way does the use or publication of IDC research indicate IDC’s endorsement of the sponsor’s or licensee’s products or strategies. ©2025 IDC. Reproduction is forbidden unless authorized. All rights reserved. CCPA The Business Value of Purple AI IDC’s study demonstrates how SentinelOne’s Purple AI enables organizations to enhance their security operations by providing natural language processing capabilities, automated summarization for event logs, and suggested investigation questions. As a result, interviewed SentinelOne customers achieve meaningful reductions in security-related risk and efficiencies for their security and threat investigation team. 338% Three-year return on investment 55% Faster to remediate security threat KEY RESULTS 60% Reduced likelihood of major security event

17 2025 Gartner® Magic Quadrant for Endpoint Protection Platforms A Leader for the 5th Consecutive Year Gartner, Magic Quadrant for Endpoint Protection Platforms, Evgeny Mirolyubov, Franz Hinner, Deepak Mishra, 14, July 2025 This graphic was published by Gartner, Inc. as part of a larger research document and should be evaluated in the context of the entire document. The Gartner document is available upon request from SentinelOne. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

18 Frost & Sullivan, the Growth Partnership Company, enables clients to accelerate growth and achieve best in class positions in growth, innovation and leadership. The company’s Growth Partnership Service provides the CEO and the CEO’s Growth Team with disciplined research and best practice models to drive the generation, evaluation and implementation of powerful growth strategies. Frost & Sullivan leverages over 50 years of experience in partnering with Global 1000 companies, emerging businesses and the investment community from more than 40 offices on six continents. The Growth and Innovation Leader in the 2025 Frost & Sullivan Radar for Endpoint Recognized as the Best Performing Vendor Frost Radar : Endpoint Security

19Source: SentinelOne, SC Media Best Endpoint Security and Cloud Security at 2025 SC Awards

20 IDC MarketScape: Worldwide Extended Detection and Response Software 2025 Vendor Assessment Recognized as a Leader Source: IDC 2025 C a p a b il it ie s Strategies eaders ajor Players Contenders Participants icrosoft CrowdStrike rend icroSentinelOne Sophos rellix Palo Alto etworks Cisco lastic Check Point Darktrace evel lue Stellar Cyber ai Fortinet ectra AI Anomali itdefender S ntinelOne

21 Best-in-class Portfolio Across Security, AI and Data Alumni Acquired by Cisco Acquired by Rubrik Acquired by Rapid7 Acquired by Kela

22 A Culture Built on Trust T R U S T | A C C O U N TA B I L I T Y | I N G E N U I T Y | O N E S E N T I N E L | R E L E N T L E S S N E S S | C O M M U N I T Y OUR VALUES

Q4 & FY2026 Financial Overview

24 FY26FY24 FY25 FY26FY24 FY25 FY26FY24 FY25 FY26FY24 FY25 Full Year FY26 Financial Highlights Operating Margin % (non-GAAP) -19% 3% Revenue (in millions) 22% (y/y) Growth $621 $821 $1,001 Strong Revenue Growth Profile Gross Margin % (non-GAAP) 77% 79% 79% Best-In-Class Gross Margin 600+ bps of Operating Margin Improvement ARR (in millions) 22% (y/y) Growth Net New ARR Growth in FY26 $724 $920 $1,119 -3% Note: All financial figures are non-GAAP as of Q4 FY26. All metrics are compared to the fourth quarter of fiscal year 2025 unless otherwise noted. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Crossed $1B in Revenue and Achieved Operating Profitability

25 $226 $229 $242 $259 $271 $- $50 $10 0 $15 0 $20 0 $25 0 $30 0 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 $920 $948 $1,001 $1,055 $1,119 $20 0 $30 0 $40 0 $50 0 $60 0 $70 0 $80 0 $90 0 $1,0 00 $1,1 00 $1,2 00 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Q4 FY26 ARR & Revenue Growth Annualized Recurring Revenue (ARR) (in millions) 22% (y/y) Growth in Q4 FY26 Revenue (in millions) 20% (y/y) Growth in Q4 FY26 Strong Growth Profile, Outperformed Expectations Reported Revenue Met or Exceeded Guidance Scaling the Best-in-Class AI Security Platform for the Future

26 Q4 FY26 Margin Expansion Best-in-class gross margin profile Gross Margin % (non-GAAP) 79% 78% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Q4 FY25 Q4 FY26 Continued operating margin expansion Operating Margin % (non-GAAP) 1.2% 5.7% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 5.5% 6.5 % Q4 FY25 Q4 FY26 Improving net income profitability Net Income Margin % (non-GAAP) 5.4% 8.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10. 0% 12. 0% Q4 FY25 Q4 FY26 Record full year Free Cash Flow Margin Free Cash Flow Margin % (non-GAAP, Trailing-Twelve Months) 0.8% 5.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0 % FY25 FY26 Focused on Operational Excellence, Driving Continued Margin Expansion Note: All financial figures are non-GAAP as of Q4 FY26. All metrics are compared to the fourth quarter of fiscal year 2025 unless otherwise noted. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

27 Customer Growth & Platform Momentum Accelerating Multi-Product Expansion Across the Singularity Platform 1,411 1,667 0 200 400 600 800 100 0 120 0 140 0 160 0 Q4'25 Q4'26 Customers with ARR of $100K or More 18% (y/y) Growth 31 39 65 0 10 20 30 40 50 60 70 31% 39% 65% % of Enterprise Customers with 3 or More Solutions* 75%+ (y/y) Growth % of Enterprise Customers with 4 or More Solutions* 120%+ (y/y) Growth % of Enterprise Customers with 5 or More Solutions* 150%+ (y/y) Growth FY26FY24 FY25 FY26FY24 FY25 13% 19% 42% FY26FY24 FY25 4% 9% 22% * Enterprise customers consist of organizations with 1,000 or more employees.

28 Healthy Retention and Expansion with $100K+ ARR Customers Q1’26 110% NRR 96% GRR Q2’26 111% NRR 96% GRR Q3’26 112% NRR 96% GRR Q4’26 109% NRR 96% GRR

29 Guidance Note: See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. ~352 Million~345 Million Diluted Weighted Avg Shares Outstanding 17%17%Non-GAAP Tax Rate $0.32 - $0.38$0.01 - $0.02Non-GAAP EPS $110 - $120 Million$4 - $6 MillionNon-GAAP Operating Income $1.195 - $1.205 Billion$276 - $278 MillionRevenue Q1 FY27 Full Year FY27

Appendix

31 Appendix Key Business Metrics We monitor the following key metrics to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. Annualized Recurring Revenue (ARR) We believe that ARR is a key operating metric to measure our business because it is driven by our ability to acquire new subscription, consumption, and usage-based customers, and to maintain and expand our relationship with existing customers. ARR represents the annualized revenue run rate of our subscription, consumption, and usage-based agreements at the end of a reporting period, assuming contracts are renewed on their existing terms for customers that are under contracts with us. ARR is not a forecast of future revenue, which can be impacted by contract start and end dates, usage, renewal rates, and other contractual terms. Customers with ARR of $100,000 or More We believe that our ability to increase the number of customers with ARR of $100,000 or more is an indicator of our market penetration and strategic demand for our platform. Definitions Customers: We define a customer as an entity that has an active subscription for access to our platform. We count Managed Service Providers (MSPs), Managed Security Service Providers (MSSPs), Managed Detection & Response firms (MDRs), and Original Equipment Manufacturers (OEMs), who may purchase our products on behalf of multiple companies, as a single customer. We do not count our reseller or distributor channel partners as customers.

32 Appendix (Cont’d) Non-GAAP Gross Margin We define non-GAAP gross margin as GAAP gross margin, excluding stock-based compensation (SBC) expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets and acquisition-related compensation costs. Non-GAAP Operating Margin We define non-GAAP operating margin as GAAP operating margin, excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs and restructuring charges. Non-GAAP Net Income, Non-GAAP Net Income Margin and Non-GAAP Net Income per Share, Basic and Diluted We define non-GAAP net income as GAAP net loss excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs, restructuring charges, gains and losses on strategic investments and provision for income taxes. We define non-GAAP net income per share, basic and diluted, as non-GAAP net income divided by the weighted average common shares outstanding, which includes the effect of dilutive shares applying the treasury stock method. Free Cash Flow Free cash flow is a non-GAAP financial measure that we define free cash flow as cash provided by (used in) operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.

33 Appendix (Cont’d) Reports used for data shown in the chart titled ‘Vast, Growing, and Diverse Total Addressable Market’: CY25 TAM: • IDC Worldwide Corporate Endpoint Security Forecast Update, 2023–2027: Endpoint Security Platformization Propels Robust Growth (January 2024) • IDC Worldwide Threat Intelligence Forecast, 2024–2028: Beyond Reaction—The Rise of Predictive Threat Intelligence (April 2024) • IDC Worldwide Security Information & Event Management Forecast, 2023–2027: In the Face of XDR, Many Organizations Are Still Living in SIEM (August 2023) • IDC Worldwide and U.S. Comprehensive Security Services Forecast, 2024–2028 (April 2024) • Forrester Global AI Software Forecast, 2023–2030 (September 2023) • Company estimates

34 GAAP to Non-GAAP Reconciliation Three Months Ended January 31, Twelve Months Ended January 31, 2026 2025 2026 2025 Cost of revenue reconciliation: GAAP cost of revenue $ 74,320 $ 57,010 $ 259,177 $ 211,106 Stock-based compensation expense (5,876) (5,862) (21,584) (22,105) Employer payroll tax on employee stock transactions (116) (187) (689) (684) Amortization of acquired intangible assets (8,227) (4,196) (22,895) (18,057) Acquisition-related compensation (10) (30) (58) (380) Non-GAAP cost of revenue $ 60,091 $ 46,735 $ 213,951 $ 169,880 Gross profit reconciliation: GAAP gross profit $ 196,833 $ 168,511 $ 742,101 $ 610,355 Stock-based compensation expense 5,876 5,862 21,584 22,105 Employer payroll tax on employee stock transactions 116 187 689 684 Amortization of acquired intangible assets 8,227 4,196 22,895 18,057 Acquisition-related compensation 10 30 58 380 Non-GAAP gross profit $ 211,062 $ 178,786 $ 787,327 $ 651,581 Gross margin reconciliation: GAAP gross margin 73% 75% 74% 74 % Stock-based compensation expense 2% 3% 2% 3 % Employer payroll tax on employee stock transactions — % — % — % — % Amortization of acquired intangible assets 3% 2% 2% 2 % Acquisition-related compensation — % — % — % — % Non-GAAP gross margin* 78% 79% 79% 79%

35 GAAP to Non-GAAP Reconciliation Three Months Ended January 31, Twelve Months Ended January 31, 2026 2025 2026 2025 Research and development expenses reconciliation: GAAP research and development expense $ 89,363 $ 74,626 $ 323,853 $ 267,002 Stock-based compensation expense (24,360) (22,865) (94,542) (83,957) Employer payroll tax on employee stock transactions (197) (245) (1,144) (1,020) Acquisition-related compensation (2,516) (837) (5,165) (3,203) Non-GAAP research and development expense $ 62,290 $ 50,679 $ 223,002 $ 178,822 Sales and marketing expense reconciliation: GAAP sales and marketing expense $ 136,829 $ 128,065 $ 525,151 $ 487,225 Stock-based compensation expense (26,904) (24,928) (93,640) (80,496) Employer payroll tax on employee stock transactions (345) (410) (2,121) (1,993) Amortization of acquired intangible assets (2,553) (2,253) (9,406) (8,963) Acquisition-related compensation (1,463) (21) (2,002) (121) Non-GAAP sales and marketing expense $ 105,564 $ 100,453 $ 417,982 $ 395,652 General and administrative expense reconciliation: GAAP general and administrative expense $ 50,494 $ 46,078 $ 202,141 $ 185,487 Stock-based compensation expense (22,562) (20,458) (88,399) (80,973) Employer payroll tax on employee stock transactions (228) (666) (2,021) (1,984) Acquisition-related compensation — (1) — (2) Non-GAAP general and administrative expense $ 27,704 $ 24,953 $ 111,721 $ 102,528

36 GAAP to Non-GAAP Reconciliation Three Months Ended January 31, Twelve Months Ended January 31, 2026 2025 2026 2025 Restructuring expense reconciliation: GAAP restructuring expenses $ 44 $ — $ 12,265 $ — Stock-based compensation (5) — 578 — Other restructuring charges (39) — (12,843) — Non-GAAP restructuring expenses $ — $ — $ — $ — Operating income (loss) reconciliation: GAAP operating loss $ (79,897) $ (80,258) $ (321,309) $ (329,359) Stock-based compensation expense 79,707 74,113 297,587 267,531 Employer payroll tax on employee stock transactions 886 1,508 5,975 5,681 Amortization of acquired intangible assets 10,780 6,449 32,301 27,020 Acquisition-related compensation 3,989 889 7,225 3,706 Other restructuring charges 39 — 12,843 — Non-GAAP operating income (loss) $ 15,504 $ 2,701 $ 34,622 $ (25,421) Operating margin reconciliation: GAAP operating margin (29) % (36) % (32) % (40) % Stock-based compensation expense 29% 33% 30% 33 % Employer payroll tax on employee stock transactions — % 1% 1% 1 % Amortization of acquired intangible assets 4% 3% 3% 3 % Acquisition-related compensation 1% — % 1% — % Other restructuring charges — % — % 1% — % Non-GAAP operating margin* 6% 1% 3% (3)%

37 GAAP to Non-GAAP Reconciliation Three Months Ended January 31, Twelve Months Ended January 31, 2026 2025 2026 2025 Net income (loss) reconciliation: GAAP net loss $ (110,232) $ (70,788) $ (450,735) $ (288,441) Stock-based compensation expense 79,707 74,113 297,587 267,531 Employer payroll tax on employee stock transactions 886 1,508 5,975 5,681 Amortization of acquired intangible assets 10,780 6,449 32,301 27,020 Acquisition-related compensation 3,989 889 7,225 3,706 Other restructuring charges 39 — 12,843 — Net (gains) losses on strategic investments 977 — (347) (345) Provision for income taxes 37,507 — 163,424 — Non-GAAP net income $ 23,653 $ 12,171 $ 68,273 $ 15,152 Net income (loss) margin reconciliation: GAAP net loss margin (41) % (31) % (45) % (35) % Stock-based compensation 29% 33% 30% 33 % Employer payroll tax on employee stock transactions — % 1% 1% 1 % Amortization of acquired intangible assets 4% 3% 3% 3 % Acquisition-related compensation 1% — % 1% — % Other restructuring charges — % — % 1% — % Net (gains) losses on strategic investments — % — % — % — % Provision for income taxes 14% — % 16% — % Non-GAAP net income margin* 9% 5% 7% 2%

38 GAAP to Non-GAAP Reconciliation Three Months Ended January 31, Twelve Months Ended January 31, 2026 2025 2026 2025 GAAP basic and diluted shares 334,843,972 321,446,833 330,111,148 314,811,783 Dilutive shares under the treasury stock method 6,047,544 17,526,337 8,646,610 18,192,341 Non-GAAP diluted shares 340,891,516 338,973,170 338,757,758 333,004,124 Diluted EPS reconciliation: GAAP net loss per share, basic and diluted $ (0.33) $ (0.22) $ (1.37) $ (0.92) Stock-based compensation expense 0.23 0.22 0.88 0.80 Employer payroll tax on employee stock transactions — — 0.02 0.02 Amortization of acquired intangible assets 0.03 0.02 0.10 0.08 Acquisition-related compensation 0.01 — 0.02 0.01 Other restructuring charges — — 0.04 — Net (gains) losses on strategic investments — — — — Provision for income taxes 0.11 — 0.48 — Adjustment to fully diluted earnings per share (1) 0.02 0.02 0.03 0.06 Non-GAAP net income per share, diluted $ 0.07 $ 0.04 $ 0.20 $ 0.05 *Certain figures may not sum due to rounding. (1) For periods in which we had diluted non-GAAP net income per share, the sum of the impact of individual reconciling items may not total to diluted non-GAAP net income per share because the basic share counts used to calculate GAAP net loss per share differ from the diluted share counts used to calculate non-GAAP net income per share, and because of rounding differences. The GAAP net loss per share calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share.

39 Selected Cash Flow Information Three Months Ended January 31, Twelve Months Ended January 31, 2026 2025 2026 2025 Reconciliation of cash provided by (used in) operating activities to free cash flow: GAAP net cash provided by (used in) operating activities $ 4,371 $ (3,401) $ 76,616 $ 33,728 Less: Purchases of property and equipment (194) (194) (713) (1,860) Less: Capitalized internal-use software (6,486) (5,326) (24,012) (25,121) Free cash flow $ (2,309) $ (8,921) $ 51,891 $ 6,747 Net cash provided by (used in) investing activities $ 111,777 $ (132,499) $ 86,993 $ (218,397) Net cash (used in) provided by financing activities $ (84,486) $ 24,218 $ (160,753) $ 55,885 Operating cash flow margin 2% (2)% 8% 4 % Free cash flow margin (1)% (4)% 5% 1%